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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2003


                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                       0-24548                 63-1120122
      (State or other           (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

        900 WEST MAIN STREET
          DOTHAN, ALABAMA                                     36301
(Address of principal executive offices)                    (Zip Code)


                                 (334) 677-2108
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1   Press Release dated April 10, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On April 10, 2003, the Company issued a press release announcing its same-store revenues for the quarterly period ended April 6, 2003, as well as guidance for its net income per share for such quarterly period. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 12. The information furnished in this
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MOVIE GALLERY, INC.

Date:  April 14, 2003

                                     BY: /s/ J. Steven Roy
                                        -----------------------
                                         J. Steven Roy
                                         Executive Vice President and
                                         Chief Financial Officer


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                                INDEX TO EXHIBITS

                     99.1 Press Release dated April 10, 2003



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